Exhibit 99.2

WORTHINGTON INDUSTRIES PLANS TO CREATE TWO MARKET - LEADING, INDEPENDENT PUBLIC COMPANIES September 29, 2022

FORWARD LOOKING STATEMENTS . Worthington Industries, Inc . (the “Company” or “Worthington”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act”) . Statements by the Company relating to the intended separation of Worthington’s Steel Processing business ; the timing and method of the separation ; the anticipated benefits of the separation ; the expected financial and operating performance of, and future opportunities for, each company following the separation ; the tax treatment of the transaction ; the leadership of each company following the separation ; and other non - historical matters constitute “forward - looking statements” within the meaning of the Act . Forward - looking statements may be characterized by terms such as “believe,” “anticipate,” “should,” “would,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seeks,” “sees” and similar expressions . Because they are based on beliefs, estimates and assumptions, forward - looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected . Any number of factors could affect actual results, including, without limitation, the final approval of the separation by our board of directors ; the uncertainty of obtaining regulatory approvals in connection with the separation, including rulings from the Internal Revenue Service ; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all ; our ability to successfully separate the two companies and realize the anticipated benefits of the separation ; the risks, uncertainties and impacts related to the COVID - 19 pandemic – the duration, extent and severity of which is impossible to predict, including the possibility of future resurgence in the spread of COVID - 19 or variants thereof – and the availability, effectiveness and acceptance of vaccines, and other actual or potential public health emergencies and actions taken by governmental authorities or others in connection therewith ; the effect of national, regional and global economic conditions generally and within major product markets, including significant economic disruptions from COVID - 19 , the actions taken in connection therewith and the implementation of related fiscal stimulus packages ; the effect of conditions in national and worldwide financial markets, including inflation and increases in interest rates, and with respect to the ability of financial institutions to provide capital ; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships ; changing oil prices and/or supply ; product demand and pricing ; changes in product mix, product substitution and market acceptance of the Company’s products ; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of COVID - 19 and Russia’s invasion of Ukraine) ; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters ; effects of facility closures and the consolidation of operations ; the effect of financial difficulties, consolidation and other changes within the steel, automotive (especially in light of the semi - conductor shortages), construction and other industries in which the Company participates ; failure to maintain appropriate levels of inventories ; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end - users and customers, suppliers, joint venture partners and others with whom the Company does business ; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts ; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis ; the overall success of, and the ability to integrate, newly - acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom ; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole ; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages (especially in light of the COVID - 19 pandemic), interruption in utility services, civil unrest, international conflicts (especially in light of Russia’s invasion of Ukraine), terrorist activities or other causes ; 2 NOTES TO INVESTORS

NOTES TO INVESTORS changes in customer demand, inventories, spending patterns, product choices, and supplier choices ; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets ; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment ; the effect of inflation and interest rate increases, which may negatively impact the Company’s operations and financial results ; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies ; the level of imports and import prices in the Company’s markets ; the impact of environmental laws and regulations or the actions of the United States Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products ; the impact of increasing environmental, greenhouse gas emission and sustainability regulations ; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the United States Securities and Exchange Commission (“SEC”) and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021 , the American Rescue Act of 2021 , and the Dodd - Frank Wall Street Reform and the Consumer Protection Act of 2010 ; the effect of healthcare laws in the United States and potential changes for such laws, especially in light of the COVID - 19 pandemic which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results ; the effect of tax laws in the U . S . and potential changes for such laws, which may increase the Company's costs and negatively impact its operations and financial results ; cyber security risks ; the effects of privacy and information security laws and standards ; and other risks described from time to time in the filings of Worthington Industries, Inc . with the SEC, including those described in “Part I — Item 1 A . — Risk Factors” of Worthington’s Annual Report on Form 10 - K for the fiscal year ended May 31 , 2022 , and its subsequent filings with the SEC . Forward - looking statements should be construed in the light of such risks . Readers are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date made . Worthington does not undertake, and hereby disclaim, any obligation to update any forward - looking statements, whether as a result of new information, future developments or otherwise . NON - GAAP MEASURES . While Worthington Industries reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, certain statements made in these materials include or make reference to adjusted EBITDA, a "non - GAAP" measure . This measure is included to provide investors additional useful information regarding Worthington Industries' financial results and is not a substitute for its comparable GAAP measure . An explanation of this non - GAAP measure, and a reconciliation of this non - GAAP measure to its most directly comparable GAAP measure, is included in the Appendix . Descriptions of this and many of our other non - GAAP measures are also included in Worthington Industries' SEC reports . USE OF CERTAIN TERMS . As used in these materials : The term "Adjusted EBITDA" is defined as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization, and consists of EBITDA (calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest), which is further adjusted to exclude impairment and restructuring charges (gains) as well as other items that management believes are not reflective of, and thus should not be included when evaluating the performance of its ongoing operations . 3

4 WORTHINGTON INDUSTRIES PLANS TO SEPARATE INTO TWO MARKET - LEADING, INDEPENDENT, PUBLICLY TRADED COMPANIES ▪ Transaction will create two distinct, market - leading companies that are more specialized and fit - for purpose, with enhanced prospects for growth and value creation x Enhanced management focus and operational functionality x Highly compelling and distinct growth strategies x Modest leverage and ample liquidity to fund growth ▪ Separation expected to enhance shareholder value x Differentiated investment theses x Alignment with appropriate comparable company peers

CREATING TWO MARKET-LEADING, INDEPENDENT PUBLIC COMPANIES…

WORTHINGTON INDUSTRIES

NEW WORTHINGTON



Andy Rose

Chief Executive Officer – New Worthington

Current Chief Executive Officer & President with 14 Years at Worthington Industries

- A market leader with premier brands in attractive end markets in Consumer Products, Building Products and Sustainable Energy Solutions
- High margins and asset-light business model enable strong cash flow generation
- Growth strategy driven by focus on sustainable, technology-enabled solutions disrupting mature markets

WORTHINGTON STEEL



Geoff G. Gilmore

Chief Executive Officer – Worthington Steel

Current Chief Operating Officer with 24 Years at Worthington Industries

- A best-in-class, value-added steel processor with a blue chip customer base in growing end-markets
- A market-leader in electrical steel laminations and automotive lightweighting solutions capitalizing on electrification, sustainability and infrastructure spending
- Sophisticated supply chain and pricing solutions to manage complex programs for customers, grow market share and increase margins

Improved Strategic Focus and Differentiated Investment Theses

MAKERS OF BETTER 5

...WELL POSITIONED FOR SUCCESS AND FUTURE GROWTH

New Worthington

Net Sales* Mix (8/31/22 TTM)



Consumer Products 49%
Sustainable Energy 10%
Building Products 41%

Key Financials

08/31/22 TTM
Net Sales*: $1,391M
Adj. EBITDA: $347M

Key Products & Services

- Essential commercial and residential building solutions
- Branded specialty consumer products
- H2 and CNG fuel containment solutions

Key Growth Thematics

Technology, Sustainability, Construction, Outdoor Living

Worthington Steel

Net Sales* Mix (8/31/22 TTM)



Automotive 49%
Other 20%
Construction 18%
Heavy Truck 6%
Agriculture 7%

Key Financials

08/31/22 TTM
Net Sales*: $4,149M
Adj. EBITDA: $192M

Key Products & Services

- Broad portfolio of value-added processing capabilities
- Laser welding solutions for lightweighting
- Electrical steel laminations

Key Growth Thematics

Electric Vehicles, Infrastructure, Renewable Energy

* Excludes pro-rata share of unconsolidated JV sales;

MAKERS OF BETTER
6

7 BOTH POWERED BY THE WORTHINGTON BUSINESS SYSTEM Our deeply - held Philosophy is rooted in the Golden Rule – we treat our customers, employees, investors, and suppliers as we would like to be treated  Through continuous transformation , we drive higher margins within Manufacturing, Commercial, Sourcing, and Supply Chain Excellence  We innovate in partnership with our customers and suppliers  We acquire strategic capabilities and invest in accretive opportunities  We invest in technology and sustainability to create value for customers  We are disciplined stewards of capital , focused on earning exceptional returns for our shareholders

Overview of New Worthington 8

9 NEW WORTHINGTON IS A MARKET LEADER WITH PREMIER BRANDS IN ATTRACTIVE END MARKETS Adj. EBITDA Growth 63% Net Sales* ($M) Adjusted EBITDA ($M) Adj. EBITDA less Capital Expenditures ($M) x Proven management team with a value creation focused mindset x Demonstrated financial stability and strong free cash flow generation x Focused on asset - light investments to enable strong cash flow and capitalize on emerging trends x Robust new product development pipeline disrupting mature markets x Worthington Business System powers continuous business improvements and higher profitability x Disciplined stewards of capital with conservative leverage and ample liquidity Key Investment Highlights 3 Year Financial Snapshot (FY20 – FY22) Net Sales* Growth 37% Cumulative Adj. EBITDA less Cap Ex $644M Business Segments 8/31/22 TTM Net Sales* *Sales exclude pro - rata share of unconsolidated JV sales; Consumer Products $677 Building Products $577 Sustainable Energy Solutions $136 $954 $1,061 $1,309 $1,391 FY20 FY21 FY22 08/31/22 TTM $208 $232 $340 $347 FY20 FY21 FY22 $168 $187 $289 $300 FY20 FY21 FY22 08/31/22 TTM % Margin 08/31/22 TTM 25% 22% 22% 26%

10 COMPRISED OF THREE MARKET - FOCUSED REPORTING SEGMENTS Building Products (41% of Sales) Consumer Products (49% of Sales) Sustainable Energy Solutions (10% of Sales) PRODUCT CATEGORIES SELECT BRANDS 8/31/22 TTM NET SALES*:  Ceiling Solutions  Heating & Cooling Products  Back - up Power  Metal Framing  H2 Ecosystems  Mobility Solutions  Transport and Storage Offerings  DIY & Pro Tools  Outdoor Living  Camping  Celebrations BUSINESS SEGMENTS *Sales exclude pro - rata share of unconsolidated JV sales; $239M 8/31/22 TTM ADJ. EBITDA: $577M $106M $678M $2M $136M

WELL-POSITIONED TO TAKE ADVANTAGE OF KEY TRENDS









	Sustainability	Technology	Commercial & Residential Remodeling & Construction	Outdoor Living
Business Segment	Consumer Products; Building Products; Sustainable Energy Solutions	Consumer Products; Building Products; Sustainable Energy Solutions	Consumer Products; Building Products	Consumer Products
Offering/ Products	H2 & CNG Systems; Refillable Solutions	Remote Monitoring; Asset Tracking	Ceiling Solutions; Metal Framing; Tools; HVAC Products	Lawn & Garden; BBQ / Grill Products; Camping Products
Key Trends	■ Consumers increasingly focused on sustainability ■ Increased backup power needs ■ Investment and regulation is accelerating the energy transition	■ Monitoring solutions and connectivity enable customers to manage their businesses and lives ■ Applications for mobility solutions aid in improving efficiency in transportation and distribution	■ Increased remodeling activity ■ Shortages in skilled labor ■ Public investment in education and infrastructure ■ Rural migration ■ Home inventory shortfalls ■ Healthy indoor spaces	■ Investment in year-round outdoor living spaces ■ Outdoor participation growing ■ Growing legislative support for outdoor recreation
Market Growth Drivers	**200 Million Tons** forecasted hydrogen needed by 2030 to be on track for net zero emissions targets[1]	**$500 Billion** of expected spending in Industrial Internet of Things industry by 2025[2]	**$450 Billion** expected annual remodeling expenditures in the U.S. by 2023[3]	**~$120 Billion** of outdoor recreation annual spending by U.S. consumers[4]

Sources: [1] International Energy Agency [2] McKinsey [3] Joint Center for Housing Studies of Harvard University (JCHS) [4] Outdoor Industry Association

MAKERS OF BETTER
11

12 POWERED BY THE WORTHINGTON BUSINESS SYSTEM ACQUISITIONS TRANSFORMATION Leveraging Lean Practices and Technology for World - Class Operations  A systematic approach to continuously identify opportunities that improve the business  On - going collaboration between sales, supply chain, purchasing, and operations functions to reduce working capital and increase earnings  Predictive analytics and automation to enhance operational efficiency, reduce unplanned downtime, and improve safety INNOVATION Technology Driven Solutions Brought to Market  Robust new product development pipeline disrupting mature markets  Smartlid Œ enables remote monitoring of propane levels for home and industrial heating  DYNAMAX Œ specialized suspension platforms data centers Targeting Margin Accretive Opportunities  Grow market share and strategically acquire companies in growth markets  Focus on higher margin, asset - light businesses with strong cash flows PORTFOLIO EXPANSION VERTICAL INTEGRATION

Overview of Worthington Steel 13

WORTHINGTON STEEL IS A BEST-IN-CLASS, VALUE-ADDED STEEL PROCESSOR IN GROWING END-MARKETS

Financial & Operational Snapshot

4.2M	>50%	$484M
Tons of Steel Delivered in FY22	of US passenger vehicles contain steel processed by Worthington	3-year cumulative Adj. EBITDA less Cap Ex FY20- FY22

Key Investment Highlights

- ✓ Proven management team that is focused on value creation
- ✓ One-of-a-kind business with a unique capability set and leading market positions across multiple value-added services, reliably solving complex supply chain challenges for blue chip customers
- ✓ Market-leading supplier to growing end markets including electric vehicles and renewable energy
- ✓ Sophisticated supply chain and pricing solutions drive market share and margin growth
- ✓ Worthington Business System powers base business improvements and higher profitability

Net Sales* ($M)



$1,860
3,831
$2,059
4,067
$3,933
4,171
$4,149
4,083
FY20
FY21
FY22
08/31/22 TTM
Net Sales
Tons (000s)

Adjusted EBITDA ($M)



$81
$249
$259
$192
FY20
FY21
FY22
08/31/22 TTM
% Margin
4%
12%
7%
5%

Adj. EBITDA less Capital Expenditures ($M)



$40
$221
$223
$153
FY20
FY21
FY22
08/31/22 TTM

End Market Sales (8/31/22 TTM Net Sales*)



49%
7%
18%
6%
20%
Automotive
Agriculture
Construction
Heavy Truck
Other (incl. Toll)

*Sales exclude pro-rata share of unconsolidated JV sales;

MAKERS OF BETTER
14

15 A ONE - OF - A - KIND BUSINESS WITH A UNIQUE CAPABILITY SET Global Producer of Stamped Electrical Steel Laminations Producer of Tailor Welded Blanks in North America General Motors Supplier of the Year 2020 & 2021 John Deere 2021 Partner Level Supplier and member of Hall of Fame Schaeffler 2021 Schaeffler Supplier Excellence Award Stellantis 2020 Raw Material Supplier of the Year #2 # 1 # 1 Network of Independent Picklers in North America # 1 Trader of Steel Futures by Volume in North America # 1 Independent Producer of Hot Dipped Galvanized Steel in North America # 2 Independent flat rolled service center in Mexico Blue Chip Customer Recognition and Accolades Source: Internal management estimates

16 POISED TO CAPITALIZE ON KEY TRENDS Decarbonization of Transportation Energy Transition Infrastructure Offering / Products Tempel TWB Electrical Steel Tailored Blanks Laminations EV Traction Motors Automotive Frames Galvanized Steel Tempel Electrical Steel Laminations Solar panel racks Transformer Cores Tempel Electrical Steel Laminations Transformer Cores Galvanized Steel Drainage Culvert / Renewables Key Trends  Worldwide transition to electric vehicles  Lightweighting, via innovative processes and material combinations, remains a high priority for automotive OEMs  Aggressive carbon reduction targets by automotive OEMs  Transition to renewable energy sources such as hydro, solar, and wind  Energy grid emergency back - up power supply  Aging infrastructure and electrical grid in the US  Increased government spending to improve the electrical grid and expand EV charging Market Growth Drivers 80% of passenger vehicles sold globally in 2030 expected to be battery or hybrid 1 $25 Billion available in tax credits for manufacturers of renewable energy equipment 2 $1 Trillion infrastructure bill signed in 2021 Sources: 1 IHS Markit, 2 EY

 A systematic approach to continuously identify opportunities that improve the business  On - going collaboration between sales, supply chain, purchasing, and operations functions to reduce working capital and increase earnings  Predictive analytics and automation to enhance operational efficiency, reduce unplanned downtime, and improve safety 17 POWERED BY THE WORTHINGTON BUSINESS SYSTEM TRANSFORMATION Leveraging Lean Practices and Technology for World - Class Operations INNOVATION Tailored Customer Solutions  Cross - functional teams developing sophisticated supply chain and pricing solutions  Utilize the steel futures market to provide tailored pricing mechanisms  Metallurgical expertise to co - develop custom metals solutions for customers ACQUISITIONS Strategic Capabilities Enabling the Green Energy Transition  Tempel specifically increases exposure to electrification megatrend in transportation  Tempel directly participates in electrical grid modernization and upgrade  TWB enables vehicle lightweighting for more fuel - efficiency and improved safety performance

Transaction Overview 18

19 TRANSACTION DETAILS Transaction Structure  Pro rata distribution of Worthington Steel stock, which is expected to be tax - free to shareholders for U.S. federal income tax purposes  Worthington Steel to become publicly traded company that will be owned by Worthington Industries’ then - current shareholders Timing & Approvals  Transaction targeted to be completed by early 2024  Subject to, among other things, market conditions, finalization of the capital structure of the two companies, completion of steps to qualify transaction as tax - free, and final approval by Worthington Industries Board of Directors Expected Capital Structures & Financial Policies  Both companies expected to be well capitalized and positioned for growth  No material changes anticipated to Worthington’s current capital allocation policy

20 WORTHINGTON INDUSTRIES PLANS TO SEPARATE INTO TWO MARKET - LEADING, INDEPENDENT, PUBLICLY TRADED COMPANIES ▪ Transaction will create two distinct, market - leading companies that are more specialized and fit - for purpose, with enhanced prospects for growth and value creation x Enhanced management focus and operational functionality x Highly compelling and distinct growth strategies x Modest leverage and ample liquidity to fund growth ▪ Separation expected to enhance shareholder value x Differentiated investment theses x Alignment with appropriate comparable company peers

Appendix 21

22 RECONCILIATION OF NON - GAAP MEASURES Worthington has provided in this presentation certain financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non - GAAP”) . Non - GAAP measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP . Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) . Adjusted EBITDA consists of EBITDA (calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest), which is further adjusted to exclude impairment and restructuring charges (gains) as well as other items that management believes are not reflective of, and thus should not be included when evaluating the performance of its ongoing operations . Management uses adjusted EBITDA as a measure of operating performance and to engage in financial and operational planning because it believes this measure provides additional perspective and, in some circumstances are more closely correlated to, the performance of the Company’s ongoing operations . Additionally, management believes this non - GAAP measure provides useful information to investors because it allows for meaningful comparisons and analysis of trends in Worthington's businesses and enables investors to evaluate operations and future prospects in the same manner as management .